Limited Term New York Municipal Fund Summary Prospectus March 30, 2011
NYSE Ticker Symbols
Class A	LTNYX
Class B	LTBBX
Class C	LTNCX
Class Y	LTBYX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/LimitedTermNewYorkMunicipalFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated March 30, 2011, and pages 12 through 89 of its most recent Annual Report, dated December 31, 2010, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/LimitedTermNewYorkMunicipalFund. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $100,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 13 of the prospectus and in the sections "How to Buy Shares" beginning on page 58 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class Y
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	3.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None	4%	1%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Y*
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Total Other Expenses	0.14%	0.25%	0.15%	0.22%
Interest and Fees From Borrowings	0.04%	0.04%	0.04%	0.04%
Interest and Related Expenses from Inverse Floaters	0.03%	0.03%	0.03%	0.03%
Other Expenses	0.07%	0.18%	0.08%	0.15%
Total Annual Fund Operating Expenses	0.79%	1.65%	1.55%	0.62%

* Class Y shares were first available March 30, 2011. The expenses for Class Y shares are estimated for the first full fiscal year that they are offered.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$428	$594	$775	$1,297	$428	$594	$775	$1,297
Class B	$569	$725	$1,004	$1,524	$169	$525	$904	$1,524
Class C	$259	$493	$851	$1,860	$159	$493	$851	$1,860
Class Y	$64	$199	$347	$777	$64	$199	$347	$777

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies. Under normal market conditions, as a fundamental policy, the Fund invests at least 95% of its net assets (plus borrowings for investment purposes) in securities issued by:

  the State of New York and its political subdivisions (cities, towns and counties, for example),

  agencies, instrumentalities (these are state-chartered corporations) and public authorities of the State of New York, and territories, commonwealths and possessions of the United States (for example, Puerto Rico, Guam and the Virgin Islands).

These are referred to as "New York municipal securities" in this prospectus, which are securities that pay interest that, in the opinion of counsel to the issuer of each security, is exempt from federal, New York state and New York city personal income taxes. These securities primarily include municipal bonds, municipal notes and interests in municipal leases.

The Fund seeks to maintain a dollar-weighted effective portfolio maturity of five years or less, however, it can buy securities with maturities of more than five years. Because of events affecting the bond markets and interest rate changes, the maturity of the portfolio might not meet the target at all times.

The Fund can invest up to 5% of its total assets in below-investment-grade securities. Investment-grade securities are rated within one of the four highest rating categories of a nationally recognized statistical rating organization such as Standard & Poor's (AAA, AA, A or BBB). The Fund may also invest in unrated securities, in which case the Fund's investment adviser, OppenheimerFunds, Inc.,  internally assigns ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations.

The Fund can invest substantial amounts of its assets in private activity municipal securities that pay interest that is tax-exempt but which may be a "tax-preference item" for investors subject to alternative minimum taxation. To the extent the Fund invests in securities that may pay interest subject to alternative minimum taxation, those securities will be counted towards the Fund's policy regarding minimum investments in New York municipal securities as described above. The Fund can also borrow for leverage and invest in "derivatives" to seek increased returns or for hedging purposes. Inverse floaters are the primary type of derivative the Fund uses but it may also invest in interest rate swaps, municipal bond swaps and other derivatives.

In selecting investments for the Fund, the portfolio managers generally look at a wide range of New York securities, including unrated bonds and securities of smaller issuers, from different issuers that provide high current income and that might be overlooked by other investors. The Fund may invest a substantial percentage of its assets in "callable" securities, which may be redeemed by the issuer before their maturity date.

The portfolio managers also focus on securities with coupon interest or accretion rates, current market interest rates, callability and call prices that might change the effective maturity of particular securities and the overall portfolio and securities with various maturities in an effort to reduce share price volatility and reinvestment risk.

These factors may change over time and may vary in particular cases. The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund, but are not required to do so.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Municipal Securities. Municipal securities may be subject to interest rate risk, credit risk, credit spread risk, extension risk and reinvestment risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. "Credit spread" is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund's lower-rated and non-rated securities. Extension risk is the risk that an increase in interest rates could cause principal payments on a debt security to be repaid at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security's call date. Such a decision by the issuer could have the effect of lengthening the debt security's expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.

Special Risks of New York Municipal Securities. Because the Fund invests primarily in New York municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the financial stability of the state of New York and its municipalities, agencies, authorities and other instrumentalities that issue those securities. Changes in legislation or policy, erosion of the tax base, the effects of terrorist acts or natural disasters, or other economic or credit problems may have a significant negative impact on the value of state or local securities.

These risks also apply to securities of issuers of U.S. territories, commonwealths or possessions located outside of New York such as Puerto Rico, Guam, the Northern Mariana Islands and the Virgin Islands.

Main Risks of Shorter-Term Securities. Normally, when interest rates change, the values of shorter-term debt securities change less than the values of securities with longer maturities. The Fund tries to reduce the volatility of its share prices by seeking to maintain a shorter average effective portfolio maturity. However, shorter-term securities may have lower yields than longer-term securities. Shorter-term securities are also subject to greater extension and reinvestment risk. The Fund is subject to extension risk when principal payments on a debt security occur at a slower rate than expected, potentially extending the average life of the security. For securities with a call date in the near future, there is the risk that an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security's call date. Such a decision by the issuer may effectively change a short- or intermediate-term security into a longer term security, which could have the effect of locking in a below-market interest rate on the security, increasing the security's duration, making the security more vulnerable to interest rate risk, reducing the security's market value and increasing the Fund's average effective portfolio maturity. Under such circumstances, because the values of longer term securities generally fluctuate more widely in response to interest rate changes than shorter term securities, the Fund's volatility could increase. Reinvestment risk is the risk that if interest rates fall the Fund may need to invest the proceeds of redeemed securities in securities with lower interest rates.

Taxability Risk. The Fund's investments in municipal securities rely on the opinion of the issuer's bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund's dividends with respect to that bond might be subject to federal income tax.

Special Risks of Below-Investment-Grade Securities. Below-investment-grade debt securities may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for below-investment-grade securities may be less liquid and they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Municipal Market Volatility and Illiquidity. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund's books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds' prices.

Municipal Sector Concentration. While the Fund does not invest more than 25% of its total assets in a single industry, certain types of municipal securities (such as general obligation, government appropriation, municipal leases, special assessment and special tax bonds) are not considered a part of any "industry" for purposes of this policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of Tobacco Related Bonds. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the "MSA"), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state's interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an "appropriation pledge" by the state. An "appropriation pledge" requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state.

The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

The Fund can invest up to 25% of its total assets in tobacco-related bonds without an appropriation pledge that makes payments only from a state's interest in the MSA.

Main Risks of Borrowing and Leverage. The Fund can borrow up to one-third of the value of its total assets (including the amount borrowed) from banks, as permitted by the Investment Company Act of 1940. It can use those borrowings for a number of purposes, including for purchasing securities, which can create "leverage." In that case, changes in the value of the Fund's investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses.  Borrowing for investment purposes might reduce the Fund's return if the yield on the securities purchased is less than those borrowing costs. The Fund may also borrow to meet redemption obligations, for temporary and emergency purposes, or to unwind or contribute to trusts in connection with the Fund's investment in inverse floaters.  The Fund currently participates in a line of credit with other Oppenheimer funds for its borrowing.

Reverse repurchase agreements that the Fund may engage in also create leverage. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to a borrowing, reverse repurchase agreements provide the Fund with cash for investment and operational purposes. When the Fund engages in reverse repurchase agreements, changes in the value of the Fund's investments will have a larger effect on its share price than if it did not engage in these transactions due to the effect of leverage. Reverse repurchase agreements create fund expenses and require that the Fund have sufficient cash available to repurchase the debt obligation when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security.

Risks of Derivatives. A "derivative" is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may be volatile and involve significant risks. Derivative transactions may require the payment of premiums and can increase portfolio turnover. Certain derivative investments may be illiquid. The underlying security or other reference on which a derivative is based, or the derivative itself, may not perform the way the Fund expects it to. The Fund could realize little or no income or lose principal from a derivative investment or a hedge might be unsuccessful. The Fund may also lose money if the issuer of a derivative fails to pay the amount due.

Inverse Floaters. The Fund invests in inverse floaters because, under ordinary circumstances, they offer higher yields and thus provide higher income than fixed-rate bonds of comparable maturity and credit quality. An inverse floater is a derivative instrument, typically created by a trust established by a counterparty, that divides a municipal security into two securities: a short-term floating rate security and a long-term floating rate security which is referred to as an "inverse floater." The inverse floater pays interest at rates that move in the opposite direction of those on the short-term floating rate security. Inverse floaters produce less income when short-term interest rates rise (and may pay no income) and more income when short-term interest rates fall. Thus, if short-term interest rates rise after the issuance of the floater, any yield advantage is reduced or eliminated. Under certain circumstances a trust may be collapsed and the Fund may be required to repay the principal amount due on the short-term securities or the difference between the liquidation value of the underlying municipal bond and the principal amount due on those securities. Inverse floaters can be more volatile than conventional fixed-rate bonds. They also entail a degree of leverage and certain inverse floaters may require the Fund to provide collateral for payments on the short-term securities or to "unwind" the transaction.

The Fund will not expose more than 5% of its total assets to the effects of leverage from its investments in inverse floaters.

Who Is the Fund Designed For? The Fund is designed for investors seeking income exempt from federal, New York State and New York City personal income taxes in a municipal bond Fund that invests primarily in investment-grade securities and seeks to maintain an intermediate effective average maturity. The Fund does not seek capital gains or growth. Investors should be willing to assume credit, interest rate and reinvestment risks. Because it invests in tax-exempt securities, the Fund is not appropriate for retirement plans or other tax-exempt or tax-deferred accounts or for investors whose primary goal is capital growth. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
https://www.oppenheimerfunds.com/fund/LimitedTermNewYorkMunicipalFund

Sales charges and taxes are not included and the returns would be lower if they were.  During the period shown, the highest return for a calendar quarter was 8.75% (3rd qtr 09) and the lowest return was -7.00% (4th qtr 08).

No performance information is included for Class Y shares because they were not offered prior to the date of this prospectus.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2010
	1 Year	5 Years	10 Years
Class A Shares (inception 09/18/91)
Return Before Taxes	(0.11%)	2.80%	3.98%
Return After Taxes on Distributions	(0.11%)	2.80%	3.98%
Return After Taxes on Distributions and Sale of Fund Shares	1.45%	3.01%	4.04%
Class B Shares (inception 5/01/97)	(1.34%)	2.51%	3.88%
Class C Shares (inception 5/01/97)	1.75%	2.77%	3.58%
Merrill Lynch Municipal Bond Index (3-7 Years)	3.35%	5.02%	4.94%
(reflects no deduction for fees, expenses or taxes)
Consumer Price Index	1.50%	2.18%	2.34%
(reflects no deduction for fees, expenses or taxes)

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers. Daniel G. Loughran is a Vice President of the Fund and has been a portfolio manager for the Fund since December 1999. Scott S. Cottier is a Vice President of the Fund and has been a portfolio manager for the Fund since September 2002. Troy E. Willis is a Vice President of the Fund and has been a portfolio manager for the Fund since June 2005. Mark R. DeMitry is a Vice President of the Fund and has been a portfolio manager for the Fund since September 2006. Marcus V. Franz has been a portfolio manager for the Fund since September 2006. Michael L. Camarella is a Vice President of the Fund and has been a portfolio manager for the Fund since January 2008. Charles S. Pulire has been a portfolio manager for the Fund since December 2010.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Taxes. Dividends paid from net investment income on tax-exempt municipal securities will be excludable from gross income for federal individual income tax purposes. Dividends that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax. Certain distributions may be taxable as ordinary income or as capital gains. The tax treatment of dividends is the same whether they are taken in cash or reinvested.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Limited Term New York Municipal Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/LimitedTermNewYorkMunicipalFund. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
PR0355.001.0311